EXHIBIT 32.1

SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF ACS HOLDINGS, INC.

In connection with the accompanying Quarterly Report on Form 10-QSB of ACS Holdings, Inc. for the quarter ended June 30, 2004, the undersigned, Walter H.
Roder II, President, Chief Executive Officer and director, and principal financial officer, of ACS Holdings, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of ACS Holdings, Inc.

Date: September 9, 2004

                                                  /s/ Walter H. Roder II
                                                  ------------------------------
                                                  Walter H. Roder II
                                                  President and CEO
                                                  principal financial officer



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